Exhibit 99.1

NEWS RELEASE

AbCellera Appoints Neil Berkley as Chief Business Officer

07/13/2021

VANCOUVER, British Columbia– AbCellera (Nasdaq: ABCL), a technology company with a centralized operating system for next-generation antibody discovery, announced today that Neil Berkley has been appointed as Chief Business Officer (CBO). Mr. Berkley’s role will include leading the strategy and continued growth of AbCellera’s partnership business, which currently includes a diverse portfolio of more than 100 programs with drug developers of all sizes.

“Neil brings a wealth of business development experience that will be instrumental as we continue to execute our long-term strategy of using partnerships to accelerate the development of antibody therapeutics for a wide array of diseases,” said Carl Hansen, Ph.D., CEO of AbCellera. “We are excited to welcome Neil to the team and look forward to his leadership in expanding our commercial reach across the globe.”

Mr. Berkley has more than 20 years of strategic planning and corporate and business development experience across a wide range of transactions and therapeutic indications. He joins AbCellera from Halozyme Therapeutics, where he served as Vice President, Head of Business Development. Mr. Berkley has held leadership roles at Axerovision, COI Pharmaceuticals, Acadia Pharmaceuticals, Cadence Pharmaceuticals, and GSK. He also cofounded Mpex Pharmaceuticals, which was acquired by Aptalis, and Vaxiion, a clinical stage bladder cancer company.

“AbCellera has established itself both as a technology leader in antibody-based drug discovery and a true innovator in the business of therapeutic development,” said Mr. Berkley. “I am excited to join AbCellera’s leadership team and look forward to forging partnerships across the industry that have the potential to accelerate the delivery of new treatments for people in need.”

Mr. Berkley earned a B.S. in molecular biology from UC San Diego, a M.S. in cellular and molecular biology and an MBA from San Diego State University.

About AbCellera Biologics Inc.

AbCellera is a technology company that searches, decodes, and analyzes natural immune systems to find antibodies that its partners can develop into drugs to prevent and treat disease. AbCellera partners with drug developers of all sizes, from large pharmaceutical to small biotechnology companies, empowering them to move quickly, reduce cost, and tackle the toughest problems in drug development. For more information, visit www.abcellera.com.

AbCellera Forward-looking Statements

This press release contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. All statements contained in this release other than statements of historical fact are forward-looking statements, including statements regarding our ability to develop, commercialize and achieve market acceptance of our current and planned products and services, our research and development efforts, and other matters regarding our business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations.

In some cases, you can identify forward-looking statements by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties and other factors are described under "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in the documents we file with the Securities and Exchange Commission from time to time. We caution you that forward-looking statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. As a result, the forward-looking statements may not prove to be accurate. The forward-looking statements in this press release represent our views as of the date hereof. We undertake no obligation to update any forward-looking statements for any reason, except as required by law.

Inquiries

Media: Jessica Yingling, Ph.D.; media@abcellera.com, +1(236) 521-6774

Business Development: Neil Berkley; bd@abcellera.com, +1(604) 559-9005

Investor Relations: Melanie Solomon; ir@abcellera.com, +1(778) 729-9116

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